UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  April 13, 2009



                       ------------------------------


                          LASALLE HOTEL PROPERTIES
           (Exact name of registrant as specified in its charter)


                       ------------------------------


        Maryland                   1-14045              36-4219376
     ----------------         -----------------      ------------------
     (State or Other          (Commission File       (IRS Employer
     Jurisdiction of               Number)           Identification No.)
     Incorporation
     or Organization)


                           3 Bethesda Metro Center
                                 Suite 1200
                          Bethesda, Maryland 20814
                  ----------------------------------------
                  (Address of principal executive offices)


     Registrant's telephone number, including area code:  (301) 941-1500


                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 7.01.  REGULATION FD DISCLOSURE

LaSalle Hotel Properties (NYSE: LHO) today announced it will report financial results for the first quarter 2009 on Wednesday, April 22, 2009 after the market closes. The company will conduct its quarterly conference call on Thursday, April 23, 2009 at 11:30 AM EDT.

To participate in the conference call, please follow the steps listed below:

      1 On April 23, 2009, dial (877) 795-3649 approximately ten minutes before the call begins (11:20 AEDT);

      2 Tell the operator that you are calling for LaSalle Hotel Properties' First Quarter 2009 Earnings Conference Call;

      3 State your full name and company affiliation and you will be connected to the call.

A live webcast of the Earnings Call will also be available through the Company's website. To access, log on to http://www.lasallehotels.com ten minutes prior to the call. A replay of the conference call webcast will be archived and available online through the Investor Relations section of http://www.lasallehotels.com.

LaSalle Hotel Properties is a leading multi-operator real estate investment trust owning 31 upscale and full-service hotels, totaling approximately 8,500 guest rooms in 14 markets in 11 states and the District of Columbia. The Company focuses on owning, redeveloping and repositioning upscale and full-service hotels located in urban, resort and convention markets. LaSalle Hotel Properties seeks to grow through strategic relationships with premier lodging companies, including Westin Hotels and Resorts, Sheraton Hotels & Resorts Worldwide, Inc., Hilton Hotels Corporation, Outrigger Lodging Services, Noble House Hotels & Resorts, Hyatt Hotels Corporation, Benchmark Hospitality, White Lodging Services Corporation, Gemstone Hotels & Resorts, LLC, Thompson Hotels, Sandcastle Resorts & Hotels, Davidson Hotel Company, Denihan Hospitality Group and the Kimpton Hotel & Restaurant Group, LLC.



     For additional information or to receive press releases via e-mail, please visit our website at www.lasallehotels.com



                                  CONTACTS

                          LaSALLE HOTEL PROPERTIES
                        Susan Patterson, 301-941-1504






















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


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LASALLE HOTEL PROPERTIES



Dated:  April 13, 2009             BY:  /s/ HANS S. WEGER
                                        -----------------------------------
                                        Hans S. Weger
                                        Executive Vice President,
                                        Treasurer and
                                        Chief Financial Officer




















































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